UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_________________

FORM 8-K
________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 4, 2011

InsPro Technologies Corporation

(Exact name of registrant as specified in charter)

Delaware	333-123081	98-0438502
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 N. Radnor-Chester Road
Suite B-101
Radnor, Pennsylvania 19087
(Address of principal executive offices)

(484) 654-2200
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment ofCertain Officers; Compensatory Arrangements of Certain Officers.

InsPro Technologies Corporation (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on August 4, 2011.  Mr. Warren V. Musser, who was elected as a member of our Board of Directors at the 2010 annual meeting of stockholders, chose not to stand for re-election at our Annual Meeting and as a result, Mr. Musser’s position as a director ceased upon the completion of the Annual Meeting.  Mr. Musser’s decision was not the result of any disagreement with the Company.

Item 5.07.             Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on August 4, 2011.  The following matters, all of which were set forth in the Company’s definitive proxy statement on Schedule 14A, as filed with the Securities and Exchange Commission on July 5, 2011, were voted on at the Annual Meeting.  The results of such voting are as indicated below.

1.
Election of the nine nominees listed below to serve on the Board of Directors of the Company until the next annual meeting of stockholders and until his or her successor is elected, or until the director’s earlier death, resignation or removal:

Nominee	For	Withheld
Donald R. Caldwell	88,229,275	263,519
John Harrison	88,451,994	40,800
Robert J. Oakes	88,453,994	38,800
Sanford Rich	88,453,994	38,800
L.J. Rowell	88,453,994	38,800
Paul Soltoff	88,453,994	38,800
Frederick C. Tecce	88,225,275	267,519
Anthony R. Verdi	88,451,994	40,800
Edmond J. Walters	88,453,994	38,800

2.	Ratification of the appointment of Sherb & Co., LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2011.

For	Against	Abstain
100,281,844	1,526,741	0

There were 13,315,791 broker non-votes with respect to the election of directors.  There were no broker non-votes with respect to the proposals to ratify the appointment of Sherb & Co., LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2011.

On the basis of the above votes, (i) all nominees listed above were elected to serve on the Board of Directors of the Company until the next annual meeting of stockholders and until his or her successor is elected, or until the director’s earlier death, resignation or removal; and (ii) the proposal to ratify the selection of Sherb & Co., LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2011 was adopted.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSPRO TECHNOLOGIES CORPORATION

Date:	August 5, 2011	By:	/s/ Anthony R. Verdi
		Name:	Anthony R. Verdi
		Title:	Principal Executive Officer, Chief Financial Officer and Chief Operating Officer